                                                                    EXHIBIT 99.1

                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                          J. C. PENNEY COMPANY, INC.

                     -------------------------------------

                         JCP MASTER CREDIT CARD TRUST

                     -------------------------------------

                        8.95% ASSET BACKED CERTIFICATES
                                   SERIES B
                              CUSIP NO. 466115AB8

     Under Section 5.2 of the Master Pooling and Servicing Agreement dated as of September 5, 1988, (the "Pooling and Servicing Agreement") by and between JCP Receivables, Inc., J. C. Penney Company, Inc. ("JCPenney"), as Servicer and The Fuji Bank and Trust Company (the "Trustee"), JCPenney is required to prepare certain information for each Series each month regarding current distributions to Certificateholders of such Series and the performance of the JCP Master Credit Card Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of May 15, 1996, and with respect to the performance of the Trust during the month of April, 1996, is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate of this Series (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.


A.   Information Regarding the Current Monthly Distribution (Stated on the Basis
     ---------------------------------------------------------------------------
     of $1,000 Original Certificate Principal Amount) for this Series.
     -----------------------------------------------------------------

     1.   The total amount of the distribution to
          Certificateholders per $1,000 original
          Certificate Principal amount.............  $                      7.46

     2.   The amount of the distribution set
          forth in paragraph 1 above allocable to
          Certificate Principal, per $1,000
          original Certificate Principal amount....  $                      0.00

     3.   The amount of the distribution set forth
          in paragraph 1 above allocable to
          Certificate Interest, per $1,000
          original Certificate Principal amount....  $                      7.46

B.   Information Regarding the Performance of the Trust.
     ---------------------------------------------------

     1.   Collection of Principal Receivables
          -----------------------------------

          The aggregate amount of Collections of
          Principal Receivables processed which
          were allocated in respect of the
          Certificates of this Series..............  $                65,635,620

     2.   Collection of Finance Charge Receivables
          ----------------------------------------

          The aggregate amount of Collections of
          Finance Charge Receivables processed
          which were allocated in respect of the
          Certificates of this Series..............  $                 5,706,899

     3.   Net Recoveries
          --------------

          The aggregate amount of Net Recoveries
          which were allocated in respect of the
          Certificates of this Series..............  $                      0.00

     4.   Principal Receivables in the Trust
          ----------------------------------

          (a)  The aggregate amount of Principal
               Receivables in the Trust as of the
               end of the day on the last day of
               such month (which reflects the
               Principal Receivables represented
               by the JCPR Amount and by the
               Aggregate Investor Amount).........   $             1,552,794,587

          (b)  The amount of Principal Receivables
               in the Trust represented by the
               Aggregate Investor Amount as of
               the end of the day on the last day
               of such month.......................  $               725,000,000

          (c)  The Aggregate Investor Amount set
               forth in paragraph 4(b) above as a
               percentage of the aggregate amount
               of Principal Receivables set forth
               in paragraph 4(a) above.............                       46.69%

          (d)  The Aggregate Investor Amount for
               this Series as a percentage of the
               aggregate amount of Principal
               Receivables in the Trust as set
               forth in paragraph 4(a) above.......                       22.54%

5.   Delinquent Balances
     -------------------

     The aggregate amount of outstanding
     balances in the Accounts in the Trust
     which were delinquent as of the end of
     the day on the last day of such month:
                                                                     Aggregate
                                                                      Account
                                                                      Balance
                                                                      -------
     (a)  1 month:.................................  $                67,792,312
     (b)  2 months:................................                   26,719,625
     (c)  3 months:................................                   16,558,778
     (d)  4 months:................................                   11,938,755
     (e)  5 months:................................                    5,341,873
     (f)  6 or more months:........................                            0

                                           Total:    $               128,351,343

6.   Investor Default Amount
     -----------------------

 The aggregate amount of the Investor
 Default Amount which was allocated in
 respect of the Certificates of this
 Series............................................  $                 1,674,230

7.   Investor Charge Offs;
     --------------------
     Reimbursement of Charge Offs
     ----------------------------

     (a) The aggregate amount of Investor
         Charge Offs which was allocated
         in respect of the Certificates of
         this Series...............................  $                      0.00

     (b) The amount of the Investor Charge
         Offs set forth in paragraph 7(a)
         above, per $1,000 original
         Certificate Principal amount
         (which will have the effect of
         reducing pro rata, the amount of
         each Certificateholder's
         investment) allocated to this
         Series....................................  $                      0.00

     (c) The aggregate amount reimbursed
         to the Trust in the current month
         from drawings under the Letter of
         Credit in respect of Investor
         Charge Offs in prior months...............  $                      0.00

     (d) The amount set forth in paragraph
         7(c) above, per $1,000 original
         Certificate Principal amount
         (which will have the effect of
         increasing, pro rata, the amount
         of each Certificateholder's
         investment) allocated to this
         Series....................................  $                      0.00

     8.  Investor Monthly Servicing Fee
         ------------------------------

          The amount of the Investor Monthly
          Servicing Fee for this Series for the
          preceding Monthly Period payable by
          the Trust to the Servicer................  $                   218,750

     9.   Investor Monthly Facility Fee
          -----------------------------

          The amount of the Investor Monthly
          Facility Fee for this Series for the
          preceding Monthly Period payable by the
          Trust to JCPR............................  $                   364,583

     10.  Available L/C Amount
          --------------------

          The Available L/C Amount as of the
          close of business on the Distribution
          Date specified above for this Series...... $                42,000,000


C.   The Pool Factor.
     ---------------

          The Pool Factor (which represents the
          ratio of the Adjusted Investor Amount
          for this Series as of the end of the
          last day of such month to the
          applicable Initial Investor Amount).
          (The amount of a Certificateholder's
          pro rata share of the Investor Amount
          can be determined by multiplying the
          original denomination of the Holder's
          Certificate by the Pool Factor)...........                   1.0000000

                          J. C. PENNEY COMPANY, INC.,
                                  as Servicer


                     By:          /s/ M. Rich
                          -----------------------------
                           Title : Credit Controller